SEACOR HOLDINGS INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
Share Purchase Agreement
On April 4, 2018, SEACOR Capital (Asia) Limited (“SEACOR Capital”), an indirect wholly-owned subsidiary of SEACOR Holdings Inc. (the “Company”) and the owner of 34.18% of the outstanding ordinary shares of Hawker Pacific Airservices Limited (“Hawker”), entered into a Share Purchase Agreement (the “SPA”) by and among (i) SEACOR Capital, (ii) BH Global Aviation LP, an affiliate of Britton Hill Partners, the owner of the remaining outstanding ordinary shares of Hawker (“BH” and, together with SEACOR Capital, the “Sellers”), (iii) holders of all of the issued and outstanding options to purchase ordinary shares of Hawker (the “Selling Optionholders”), (iv) Hawker, (v) a representative of the Sellers and (vi) Eagle Enterprise, Inc. (“Buyer”), an affiliate of Jet Aviation. Upon the terms and subject to the conditions set forth in the SPA, (a) Sellers agreed to sell to Buyer, and Buyer agreed to purchase from Sellers, all of the issued and outstanding ordinary shares of Hawker (the “Shares”) and (b) the Selling Optionholders agreed to sell to Buyer, and Buyer agreed to purchase from the Selling Optionholders, all of their in-the-money vested options to purchase ordinary shares of Hawker, for an aggregate purchase price of $250.0 million in cash, subject to adjustment for cash, indebtedness and transaction expenses and a post-closing working capital adjustment. The transaction closed on April 30, 2018.
Pro Forma Financial Information
The following unaudited pro forma financial statements are derived from the Company’s historical financial statements. The pro forma adjustments give effect to consummation of the transaction contemplated by the SPA (the “SPA Transaction”). The unaudited pro forma statements of income for the fiscal year ended December 31, 2017 and for the three months ended March 31, 2018 give effect to the SPA Transaction as if it had occurred on January 1, 2017 and 2018, respectively. The unaudited pro forma balance sheet as of March 31, 2018, gives effect to the SPA Transaction as if it had occurred on March 31, 2018.
The pro forma financial statements reflect the Company’s gain, net of tax, on the sale of its equity method investment in Hawker, which is included in equity in earnings (losses) of 50% or less owned companies net of tax, the resulting current income tax obligation, cash proceeds received and the disposition of the carrying value of the Company’s investment in Hawker and the related equity in earnings of Hawker for the periods presented. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information and expectations, and the Company believes such assumptions are reasonable under the circumstances.
The unaudited pro forma financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of and do not purport to represent, what the Company’s financial condition or operating results would have been had the SPA Transaction occurred on the dates indicated or what the Company’s future financial condition or operating results will be after giving effect to the SPA Transaction. The pro forma financial information information was based on and derived from the Company’s audited consolidated financial statements and the Company’s unaudited condensed consolidated financial statements and should be read in conjunction with the Company’s historical financial statements and accompanying notes.

SEACOR Holdings Inc.
Condensed Consolidated Statements of Income
Three months ended March 31, 2018
(in thousands, except share data, unaudited)

	As Reported	Pro Forma
Operating Revenues	$184,824	$184,824
Costs and Expenses:
Operating	131,777	131,777
Administrative and general	25,795	25,795
Depreciation and amortization	19,609	19,609
	177,181	177,181
Gains on Asset Dispositions and Impairments, Net	7,045	7,045
Operating Income	14,688	14,688
Other Income (Expense):
Interest income	1,856	1,856
Interest expense	(8,563)	(8,563)
Debt extinguishment losses, net	(42)	(42)
Marketable security losses, net	(3,798)	(3,798)
Derivative gains, net	—	—
Foreign currency gains, net	1,690	1,690
Other, net	283	283
	(8,574)	(8,574)
Income Before Income Tax Benefit and Equity in Earnings (Losses) of 50% or Less Owned Companies	6,114	6,114
Income Tax Benefit	(281)	(281)
Income Before Equity in Earnings (Losses) of 50% or Less Owned Companies	6,395	6,395
Equity in Earnings (Losses) of 50% or Less Owned Companies, Net of Tax	(837)	41,708
Net Income	5,558	48,103
Net Income attributable to Noncontrolling Interests in Subsidiaries	4,917	4,917
Net Income attributable to SEACOR Holdings Inc.	$641	$43,186

Basic Earnings Per Common Share of SEACOR Holdings Inc.	$0.04	$2.40
Diluted Earnings Per Common Share of SEACOR Holdings Inc.	$0.04	$2.08

Weighted Average Common Shares Outstanding:
Basic	17,969,970	17,969,970
Diluted	18,178,518	22,301,135

SEACOR Holdings Inc.
Condensed Consolidated Statements of Income
Year ended December 31, 2017
(in thousands, except share data, unaudited)

	As Reported	Pro Forma
Operating Revenues	$577,891	$577,891
Costs and Expenses:
Operating	360,881	360,881
Administrative and general	103,106	103,106
Depreciation and amortization	75,058	75,058
	539,045	539,045
Gains on Asset Dispositions and Impairments, Net	11,637	11,637
Operating Income	50,483	50,483
Other Income (Expense):
Interest income	8,547	8,547
Interest expense	(41,530)	(41,530)
Debt extinguishment losses, net	(819)	(819)
Marketable security losses, net	(1,782)	(1,782)
Derivative gains, net	19,727	19,727
Foreign currency gains, net	323	323
Other, net	256	256
	(15,278)	(15,278)
Income from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	35,205	35,205
Income Tax Benefit	(67,189)	(67,189)
Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	102,394	102,394
Equity in Earnings of 50% or Less Owned Companies, Net of Tax	2,952	45,649
Income from Continuing Operations	105,346	148,043
Loss from Discontinued Operations, Net of Tax	(23,637)	(23,637)
Net Income	81,709	124,406
Net Income attributable to Noncontrolling Interests in Subsidiaries	20,066	20,066
Net Income attributable to SEACOR Holdings Inc.	$61,643	$104,340

Net Income (Loss) attributable to SEACOR Holdings Inc.:
Continuing Operations	$82,849	$125,546
Discontinued Operations	(21,206)	(21,206)
	$61,643	$104,340
Basic Earnings (Loss) Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$4.77	$7.23
Discontinued Operations	(1.22)	(1.22)
	$3.55	$6.01
Diluted Earnings (Loss) Per Common Share of SEACOR Holdings Inc.
Continuing Operations	$4.24	$6.10
Discontinued Operations	(0.93)	(0.93)
	$3.31	$5.17
Weighted Average Common Shares Outstanding:
Basic	17,368,081	17,368,081
Diluted	22,934,158	22,934,158

SEACOR Holdings Inc.
Condensed Consolidated Balance Sheets
March 31, 2018
(in thousands, unaudited)

	As Reported	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$272,522	$350,537
Restricted cash	2,982	2,982
Marketable securities	38,963	38,963
Trade and other receivables	152,144	152,144
Inventories	3,821	3,821
Prepaid expenses and other	4,572	4,572
Total current assets	475,004	553,019
Property and Equipment, Net	860,099	860,099
Investments, at Equity, and Advances to 50% or Less Owned Companies	170,305	147,081
Construction Reserve Funds	36,790	36,790
Goodwill	32,807	32,807
Intangible Assets, Net	28,072	28,072
Other Assets	9,396	9,396
	$1,612,473	$1,667,264
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$77,634	$77,634
Accounts payable and accrued expenses	40,844	40,844
Other current liabilities	59,651	70,541
Total current liabilities	178,129	189,019
Long-Term Debt	495,863	495,863
Deferred Income Taxes	102,084	102,084
Deferred Gains and Other Liabilities	74,923	74,923
	850,999	861,889
Equity:
SEACOR Holdings Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	389	389
Additional paid-in capital	1,576,657	1,576,657
Retained earnings	417,302	461,203
Shares held in treasury, at cost	(1,367,433)	(1,367,433)
Accumulated other comprehensive loss, net of tax	96	96
	627,011	670,912
Noncontrolling interests in subsidiaries	134,463	134,463
Total equity	761,474	805,375
	$1,612,473	$1,667,264

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